UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 15, 2009

                           AMERICAN EXPRESS COMPANY
            (Exact name of registrant as specified in its charter)

         New York                      1-7657                    13-4922250
-----------------------------  ------------------------     -------------------
(State or other jurisdiction   (Commission File Number)     (IRS Employer
of incorporation                                             Identification No.)
or organization)


         200 Vesey Street, World Financial Center
         New York, New York                                         10285
         ---------------------------------------------------      ----------
         (Address of principal executive offices)                 (Zip Code)

      Registrant's telephone number, including area code: (212) 640-2000


              ---------------------------------------------------
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a- 12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 REGULATION FD DISCLOSURE

American Express Company (the "Company") is hereby furnishing below owned and managed basis delinquency and write-off statistics for the lending portfolio of its U.S. Card Services ("USCS") operating segment for the months ended April 30, May 31 and June 30 2009, and the three months ended June 30, 2009. As previously stated in its reports filed with the Securities and Exchange Commission (the "Commission"), the Company believes that its managed basis presentation provides the Company's investors with a more comprehensive portrayal of the key dynamics of the Company's U.S. cardmember lending business over time.

The preliminary information reported below for the three months ended June 30, 2009, reflects net write-off rates that are better than the Company's previously disclosed forecast for such period. Notwithstanding these results, the Company recorded additional credit reserves during the quarter to further strengthen its coverage ratios. Assuming delinquency and bankruptcy trends continue to be below previously expected levels, the Company believes that it is highly likely that its USCS lending net write-off rate for each of the third and fourth quarters of 2009 will be better than previously forecasted. If these circumstances occur, the Company would expect to utilize a significant portion of the benefits from better-than-forecasted credit performance on selective investments and other business initiatives during the third and fourth quarters of the year.

                           AMERICAN EXPRESS COMPANY
                              U.S. CARD SERVICES
                     DELINQUENCY AND WRITE-OFF STATISTICS

AS OF AND FOR THE MONTHS ENDED APRIL 30, MAY 31 AND JUNE 30, 2009 AND THE THREE MONTHS ENDED JUNE 30, 2009

(Billions, except percentages)

                                                                                                                  (Preliminary)
                                                                                                                   Three Months
                                                                                                                   Ended
                                                             Apr. 30,           May 31,       June 30,            June 30,
                                                                 2009              2009           2009               2009
                                                              ---------         --------         --------          ----------
Cardmember lending - owned basis (A):
         Total Loans                                           $27.1             $27.1          $23.6              $23.6
         30 days past due loans as a % of total                  4.9%             4.7%            4.4%               4.4%
         Average loans                                         $27.7             $27.1          $25.3              $26.5
         Net write-off rate                                     10.4%             10.3%(C)        9.9%              10.3%(C)

Cardmember lending - managed basis (B):
         Total Loans                                           $55.4             $54.7          $54.0              $54.0
         30 days past due loans as a % of total                  4.9%              4.7%           4.4%               4.4%
         Average loans                                         $55.9             $55.0          $54.3              $55.1
         Net write-off rate                                     10.1%             10.0%(C)        9.9%              10.0%(C)

(A) "Owned," a GAAP basis measurement, reflects only cardmember loans included in the Company's consolidated balance sheets.

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
(B) The managed basis presentation assumes that there have been no off-balance sheet securitization transactions, i.e., all securitized cardmember loans and related income effects are reflected as if they were in the Company's balance sheets and income statements, respectively. The difference between the "owned basis" (GAAP) information and "managed basis" information is attributable to the effects of securitization activities. The Company presents U.S. Card Services information on a managed basis because that is the way the Company's management views and manages the business. Management believes that a full picture of trends in the Company's cardmember lending business can only be derived by evaluating the performance of both securitized and non-securitized cardmember loans and that use of a managed basis presentation presents a more comprehensive portrayal of the key dynamics of the cardmember lending business over time.

(C) During May 2009 the Company sold to third parties certain cardmember loans that had been previously written-off. The net write-off rates reported above for May 2009 reflect the benefit of the sale proceeds being treated as a partial recovery of such previously written-off balances. The Company intends to continue this practice from time to time as part of its strategy to recover value from written-off loans.

The statistics presented above provide information that is additional to the data reported by the American Express Credit Account Master Trust (the "Lending Trust") in its monthly Form 10-D report filed with the Commission. The loans that have been securitized through the off-balance sheet Lending Trust do not possess identical characteristics with those of the total (I.E., managed) portfolio of USCS loans, which reflects the aggregate of securitized and owned loans. Thus, the reported credit performance of the Lending Trust may, on a month-to-month basis, be better or worse than the credit performance of the managed portfolio. Reported differences may arise as a result of, among other things, differences in the mix and vintage of loans between the Lending Trust and the managed portfolio, the number of days in the reporting period covered by the Form 10-D being filed by the Lending Trust and the use of end-of-period principal loan balances to calculate write-off statistics in the Lending Trust compared to the use of average loan balances over the reporting period used in the managed statistics. In addition, the reporting period for the managed portfolio is based on a calendar month, as compared to the reporting period covered by the Form 10-D reports for the Lending Trust, which is generally based on a monthly period typically beginning on the 25th day of each calendar month.

Set forth below is certain information regarding the credit performance of the Lending Trust for its three most recent monthly reporting periods, as reported in its Form 10-D report filed with respect to each such period.

                 American Express Credit Account Master Trust

(Billions, except percentages)

                                    Mar. 27, 2009             Apr. 27, 2009             May 27, 2009
                                    through                   through                   through
                                    Apr. 26, 2009             May 26, 2009              June 25, 2009
                                    -------------             ------------              -------------
Ending total principal balance         $35.5                     $34.9                    $33.8
Defaulted amount,
   net of recoveries                  $  0.3                    $  0.3                   $  0.3
Annualized default rate,
   net of recoveries                     9.9%                     10.4%                    10.2%
Total 30+ days delinquent             $  1.8                    $  1.8                   $  1.5




Forward-Looking Statements

This report includes forward-looking statements, which are subject to risks and uncertainties. Forward-looking statements contain words such as "believe," "expect," "anticipate," "optimistic," "intend," "plan," "aim," "will," "may," "should," "could," "would," "likely" and similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The Company undertakes no obligation to update or revise any forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the Company's ability to manage credit risk related to consumer and small business loans and other credit trends, which will depend in part on the economic environment, including, among other things, the housing market, the rates of bankruptcies and unemployment, which can affect spending on card products and debt payments by individuals and small business customers, and on the effectiveness of the Company's credit models; the impact of the Company's efforts to deal with delinquent cardmembers in the current challenging economic environment, which may affect payment patterns of cardmembers, the actual level of cardmember delinquencies in the future and the perception of the Company's services, products and brands; and the Company's near-term write-off rates, including those for the third and fourth quarters of 2009, which will depend in part on changes in the level of the Company's loan balances, delinquency rates of cardmembers and bankruptcy filings and unemployment rates. A further description of these and other risks and uncertainties can be found in the Company's Annual Report on Form 10-K for the year ended December 31, 2008, its Quarterly Report on Form 10-Q for the three months ended March 31, 2009, and its other reports filed with the SEC.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AMERICAN EXPRESS COMPANY
                                            (REGISTRANT)

                                       By:  /S/  CAROL V. SCHWARTZ
                                           ------------------------------------
                                       Name:  Carol V. Schwartz
                                       Title: Secretary

Date:  July 15, 2009